Exhibit 99.1

Investor Contact:	Kenneth R. Bowling	Media Contact:	Teresa A. Huffman
	Chief Financial Officer		Chief Human Resources Officer
	336-881-5630		336-889-5161

CULP ANNOUNCES RESULTS FOR THIRD QUARTER FISCAL 2023

HIGH POINT, N.C. (March 1, 2023) ─ Culp, Inc. (NYSE: CULP) (together with its consolidated subsidiaries, “CULP”) today reported financial and operating results for the third quarter ended January 29, 2023.

Fiscal 2023 Third Quarter Financial Summary

▪
Net sales were $52.5 million, down 34.6 percent compared with the prior-year period, with mattress fabrics sales down 35.8 percent and upholstery fabrics sales down 33.5 percent compared with the third quarter of last year.
▪
Loss from operations was $(7.8) million, in line with expectations, as compared with income from operations of $1.1 million for the prior-year period.
▪
The loss from operations for the third quarter of fiscal 2023 includes $711,000 in restructuring expense relating to a rationalization of the upholstery fabrics cut and sew platform located in in Ouanaminthe, Haiti.
▪
Net loss was $(9.0) million, or $(0.73) per diluted share, compared with a net loss of $(289,000), or $(0.02) per diluted share, for the prior-year period. The effective tax rate for the third quarter was negative (3.3)%, reflecting the company’s mix of taxable income between its U.S. and foreign jurisdictions during the period.
▪
The company maintained a solid balance sheet, with total cash and investments of $16.7 million and no outstanding borrowings as of January 29, 2023. (See summary of cash and investments table at the back of this press release.)
▪
Cash flow from operations and free cash flow were $4.6 million and $2.5 million, respectively, for the first nine months of fiscal 2023, compared with cash flow from operations and free cash flow of negative $(12.4) million and negative $(18.5) million, respectively, for the first nine months of fiscal 2022. (See reconciliation table at the back of this press release.)
▪
On January 19, 2023, the company closed on a new three-year asset-based revolving credit facility of up to $35 million.

Financial Outlook

▪
The company continues to navigate a difficult demand environment as a result of elevated inventory levels at manufacturers and retailers, as well as shifting consumer spending trends and weakening consumer confidence. The company is also experiencing operating inefficiencies due to this reduced demand as well as an improving but still inexperienced labor force. Although CULP remains well-positioned over the long term with its product-driven strategy and flexible global platform, current conditions are likely to continue pressuring results through at least the end of fiscal 2023.
▪
Due to the continued volatility in the macro environment, the company is providing only limited sequential financial guidance for the fourth quarter of fiscal 2023. The company’s consolidated net sales for the fourth quarter are expected to be moderately higher as compared to the $52.5 million in net sales for the third quarter of fiscal 2023, driven largely by strong improvement in

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

the mattress fabrics segment and comparable performance in the upholstery fabrics segment. The company expects a consolidated operating loss (loss from operations) for the fourth quarter of fiscal 2023 that is meaningfully lower than the $(7.8) million operating loss for the third quarter of fiscal 2023. The company also expects its cash position as of the end of the fourth quarter of fiscal 2023 to remain comparable to the $14.6 million at the end of fiscal 2022.
▪
The company’s expectations are based on information available at the time of this press release and reflect certain assumptions by management regarding the company’s business and trends and the projected impact of the ongoing headwinds.

Commenting on the results, Iv Culp, president and chief executive officer of Culp, Inc., said, “As expected, our sales and operating results for the third quarter reflected demand weakness in the domestic mattress and residential home furnishings industries, specifically related to unit volume. Our performance was affected by fewer billing days during the quarter due to our customers taking longer than normal holiday shutdowns in the face of high retail inventories and reduced consumer demand. Sales were also affected by the timing of the Chinese New Year holiday, which this year fell primarily within the third quarter, rather than the fourth quarter.

"Despite the headwinds, we continued our focus on cash preservation and working capital management, including inventory reductions, throughout the quarter. We have generated cash flow from operations of $4.6 million and free cash flow of $2.5 million for the first nine months of the fiscal year, a significant improvement compared to the same period last year, ending the quarter with $16.7 million in cash and no outstanding borrowings. We also completed the closing of a new credit facility that supplements our strong balance sheet by providing enhanced liquidity and flexibility as we navigate the ongoing market volatility.

"We remain focused on the long term and continue to diligently manage the aspects of our business we can control. We are especially pleased with the business transformation plan underway in our mattress fabrics segment, and we expect sustained sequential improvement in this business as we implement management changes and new processes tailored to improve operational efficiencies, optimize our supply chain, and strengthen customer relationships. Additionally, it was encouraging to see the activity level at the January Las Vegas market. The industry has previously been in a cycle of deferring new product introductions, which affects our unit volume, so we were pleased to see many new products and innovations presented at this market featuring CULP mattress fabrics and sewn covers that are launching throughout calendar 2023.

"Based on demand trends and customer sentiment, we began a rationalization and consolidation of our cut and sew upholstery kit platform in Haiti near the end of the quarter. This restructuring, which will be completed during the fourth quarter, realigns our capacity and costs with current demand levels for upholstery kits, while still allowing us to support our customers and scale for additional capacity if conditions improve. We expect annualized savings of approximately $1.5 million from this initiative, and will recoup $2.4 million in prepaid rent expense over the next six and half years.

"Looking ahead, while we expect current macro conditions will affect our business through at least the end of this fiscal year, our market position remains solid, and we continue to gain new product opportunities with customers. We are diligently focused on returning to profitability and taking the necessary steps to withstand the current market challenges, while also engaging in a holistic business improvement strategy that will position us to emerge stronger when conditions normalize,” added Culp.

Segment Update

Mattress Fabrics Segment (“CHF”) Summary

▪
Sales for this segment were $24.7 million for the third quarter, down 35.8 percent compared with sales of $38.4 million in the third quarter of fiscal 2022. Sequentially, sales were down 5.8 percent compared with sales of $26.2 million for the second quarter of fiscal 2023.

▪
Sales for CHF were pressured during the quarter by reduced demand, with mattress industry analysis reflecting significant unit contraction.

▪
Operating performance for the third quarter was primarily pressured by operating inefficiencies driven by lower sales volume and holiday shutdowns across CHF's locations.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

▪
CHF continued its short-term focus on inventory reduction and cash generation during the quarter, while also engaging in an ongoing business transformation plan focused on long-term improvement in every facet of the business, including quality, sales, marketing, and operational processes; supply chain optimization; employee engagement; and organizational management structure.

▪
At the end of the third quarter, CHF began the roll out for some new customer programs, which are priced in-line with current market costs, and expects to benefit as these new programs expand across more sales channels and retail floors, and as additional new product rollouts launch during calendar 2023.

▪
The CHF team continues to execute its product driven strategy, with an emphasis on innovation, design creativity, and customer relationships. Management remains diligently focused on controlling costs, and will continue to make operational adjustments to align with demand conditions.

Upholstery Fabrics Segment (“CUF”) Summary

▪
Sales for this segment were $27.8 million for the third quarter, down 33.5 percent compared with sales of $41.9 million in the third quarter of fiscal 2022, which was the segment's strongest quarterly sales performance since fiscal 2006. Sequentially, sales were down 13.5 percent compared with sales of $32.2 million for the second quarter of fiscal 2023.

▪
Sales for CUF’s residential fabric business remained under pressure during the quarter by reduced demand, driven by high inventory levels for the residential home furnishings industry. This pressure is expected to continue through at least the first quarter of fiscal 2024 as retailers and manufacturers work through their inventory positions.

▪
Demand remained solid for CUF’s hospitality business during the third quarter, with sales for the hospitality/contract business accounting for approximately 30 percent of CUF's total sales.

▪
Operating performance for the third quarter, as compared to the prior-year period, was pressured primarily by lower residential sales, as well as operating inefficiencies in CUF's cut and sew facility in Haiti and in its Read Window Products business. These pressures were partially offset by a significantly more favorable foreign exchange rate associated with CUF's operations in China, as well as lower costs resulting from the restructuring of CUF's cut and sew platform in China during the prior quarter.

▪
CUF began a rationalization and restructuring of its Haiti cut and sew platform near the end of the quarter to align the capacity and cost structure of this operation with reduced demand. This platform adjustment, which includes terminating a lease and relocating into an existing mattress cover facility, will be completed during the fourth quarter.

▪
Despite high inventory levels affecting manufacturer demand in the residential home furnishings industry, CUF's business remains well-positioned for the long term with its scalable global platform and innovative product offerings, including its popular portfolio of LiveSmart® performance products and new product technologies.

Balance Sheet and Cash Flow

▪
As of January 29, 2023, the company reported $16.7 million in total cash and investments and no outstanding debt. This compares with $14.6 million in total cash and investments and no outstanding debt as of the end of fiscal 2022.

▪
Cash flow from operations and free cash flow were $4.6 million and $2.5 million, respectively, for the first nine months of fiscal 2023, compared with cash flow from operations and free cash flow of negative $(12.4) million and negative $(18.5) million, respectively, for the first nine months of fiscal 2022. (See reconciliation table at the back of this press release.)

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

▪
The company’s cash flow from operations and free cash flow during the first nine months of fiscal 2023 were favorably affected by working capital management, namely reductions in inventory. Importantly, since the end of the third quarter of fiscal 2022, inventory reduction has contributed approximately $18.2 million to the company's cash position.

▪
Capital expenditures through the third quarter of fiscal 2023 were $1.6 million compared with $5.3 million for the same period for fiscal 2022. The company continues to manage capital investments, focusing on projects that will increase efficiencies and improve quality.

▪
The company completed the closing of a new three-year asset-based revolving credit facility of up to $35 million during the third quarter of fiscal 2023. Borrowing availability under this new asset-based revolving facility is based on a calculation using certain of the company's accounts receivable and inventory, determined on a monthly basis, and, as compared to the company's prior credit facility, provides enhanced liquidity and more flexibility with minimal financial covenants.

▪
As of January 29, 2023, the company had approximately $40 million in liquidity, consisting of $16.7 million in total cash and investments and approximately $23 million in borrowing availability under the company's new credit facility.

Dividends and Share Repurchases

To preserve liquidity and support future growth opportunities, the company’s Board of Directors suspended the company’s quarterly cash dividend on its common stock in June of 2022.

The company did not repurchase any shares during the third quarter of fiscal 2023, leaving approximately $3.2 million available under the current share repurchase program as of January 29, 2023. Despite the current share repurchase authorization, the company does not expect to repurchase any shares during the fourth quarter of fiscal 2023.

Conference Call

Culp, Inc. will hold a conference call to discuss financial results for the third quarter of fiscal 2023 on March 2, 2023, at 11:00 a.m. Eastern Time. A live webcast of this call can be accessed on the “Upcoming Events” section on the investor relations page of the company’s website, www.culp.com. A replay of the webcast will be available for 30 days under the “Past Events” section on the investor relations page of the company’s website, beginning at 2:00 p.m. Eastern Time on March 2, 2023.

About the Company

Culp, Inc. is one of the world’s largest marketers of mattress fabrics for bedding and upholstery fabrics for residential and commercial furniture. The company markets a variety of fabrics to its global customer base of leading bedding and furniture companies, including fabrics produced at Culp’s manufacturing facilities and fabrics sourced through other suppliers. Culp has manufacturing and sourcing capabilities located in the United States, Canada, China, Haiti, Turkey, and Vietnam.

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations, projections, or trends for our future operations, strategic initiatives and plans, production levels, new product launches, sales, profit margins, profitability, operating income, capital expenditures, working

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

capital levels, cost savings, income taxes, SG&A or other expenses, pre-tax income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, borrowing capacity, investments, potential acquisitions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the global coronavirus pandemic currently affecting countries around the world, could also adversely affect our operations and financial performance. In addition, the impact of potential goodwill or intangible asset impairments could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Finally, disruption in our customers’ supply chains for non-fabric components may cause declines in new orders and/or delayed shipping of existing orders while our customers wait for other components, which could adversely affect our financial results. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations and financial results.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THREE MONTHS ENDED JANUARY 29, 2023, AND JANUARY 30, 2022

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED
	Amount			Percent of Sales
	(3)
	January 29,	January 30,	% Over	January 29,	January 30,
	2023	2022	(Under)	2023	2022
Net sales	$52,523	$80,291	(34.6)%	100.0%	100.0%
Cost of sales	(50,430)	(71,181)	(29.2)%	96.0%	88.7%
Gross profit	2,093	9,110	(77.0)%	4.0%	11.3%
Selling, general and administrative expenses	(9,165)	(8,007)	14.5%	17.4%	10.0%
Restructuring expense (2)	(711)	—	100.0%	1.4%	—
(Loss) income from operations	(7,783)	1,103	N.M.	(14.8)%	1.4%
Interest income	196	214	(8.4)%	0.4%	0.3%
Other expense	(1,095)	(322)	240.1%	(2.1)%	0.4%
(Loss) income before income taxes	(8,682)	995	N.M.	(16.5)%	1.2%
Income tax expense (1)	(286)	(1,284)	(77.7)%	(3.3)%	129.0%
Net loss	$(8,968)	$(289)	N.M	(17.1)%	(0.4)%

Net loss per share - basic	$(0.73)	$(0.02)	N.M.
Net loss per share - diluted	$(0.73)	$(0.02)	N.M.
Average shares outstanding-basic	12,299	12,212	0.7%
Average shares outstanding-diluted	12,299	12,212	0.7%

Notes

(1) Percent of sales column for income tax expense is calculated as a % of (loss) income before income taxes.

(2) Restructuring expense of $711,000 for the three-months ending January 29, 2023, represents lease termination costs of $434,000 and an impairment loss regarding leasehold improvements totaling $277,000 that related to the consolidation of certain leased facilities located in Ouanaminthe, Haiti.

(3) See page 14 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-months ending January 29, 2023.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP, INC.

CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME

FOR NINE MONTHS ENDED JANUARY 29, 2023, AND JANUARY 30, 2022

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	NINE MONTHS ENDED
	Amount			Percent of Sales
	(4)
	January 29,	January 30,	% Over	January 29,	January 30,
	2023	2022	(Under)	2023	2022
Net sales	$173,508	$237,899	(27.1)%	100.0%	100.0%
Cost of sales (2)	(169,500)	(205,563)	(17.5)%	97.7%	86.4%
Gross profit	4,008	32,336	(87.6)%	2.3%	13.6%
Selling, general and administrative expenses	(27,133)	(26,275)	3.3%	15.6%	11.0%
Restructuring expense (3)	(1,326)	—	100.0%	0.8%	—
(Loss) income from operations	(24,451)	6,061	N.M.	(14.1)%	2.5%
Interest income	292	347	(15.9)%	0.2%	0.1%
Other expense	(348)	(963)	(63.9)%	0.2%	0.4%
(Loss) income before income taxes	(24,507)	5,445	N.M.	(14.1)%	2.3%
Income tax expense (1)	(2,332)	(2,633)	(11.4)%	(9.5)%	48.4%
Net (loss) income	$(26,839)	$2,812	N.M.	(15.5)%	1.2%

Net (loss) income per share - basic	$(2.19)	$0.23	N.M.
Net (loss) income per share - diluted	$(2.19)	$0.23	N.M.
Average shares outstanding-basic	12,272	12,249	0.2%
Average shares outstanding-diluted	12,272	12,341	(0.6)%

Notes

(1) Percent of sales column for income tax expense is calculated as a % of (loss) income before income taxes.

(2) Cost of sales for the nine-months ending January 29, 2023, includes restructuring related charges totaling $98,000 which pertained to a loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China that occurred during the second quarter of fiscal 2023.

(3) Restructuring expense of $1.3 million for the nine-months ending January 29, 2023, relates to both our restructuring activities for our cut and sew upholstery fabrics operations located in Shanghai, China, which occurred during the second quarter of fiscal 2023, and located in Ouanaminthe, Haiti, which occurred during the third quarter of fiscal 2023. Restructuring expense consists of lease termination costs of $481,000, employee termination benefits of $468,000, impairment losses totaling $357,000 that relate to leasehold improvements and equipment, and $20,000 for other associated costs.

(4) See page 15 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the nine-months ending January 29, 2023.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CONSOLIDATED BALANCE SHEETS

JANUARY 29, 2023, JANUARY 30, 2022, AND MAY 1, 2022

Unaudited

(Amounts in Thousands)

	Amounts
	(Condensed)	(Condensed)			(Condensed)
	January 29,	January 30,	Increase (Decrease)		* May 1,
	2023	2022	Dollars	Percent	2022
Current assets
Cash and cash equivalents	$16,725	11,780	4,945	42.0%	14,550
Short-term investments - Held-To-Maturity	—	1,315	(1,315)	(100.0)%	—
Short-term investments - Available for Sale	—	438	(438)	(100.0)%	—
Short-term investments - Rabbi Trust	2,420	—	2,420	100.0%	—
Accounts receivable	21,241	38,998	(17,757)	(45.5)%	22,226
Inventories	47,627	73,133	(25,506)	(34.9)%	66,557
Assets held for sale	1,950	—	1,950	100.0%	—
Current income taxes receivable	238	367	(129)	(35.1)%	857
Other current assets	2,839	4,419	(1,580)	(35.8)%	2,986
Total current assets	93,040	130,450	(37,410)	(28.7)%	107,176
Property, plant & equipment, net	37,192	42,778	(5,586)	(13.1)%	41,702
Right of use assets	8,913	16,595	(7,682)	(46.3)%	15,577
Intangible assets	2,346	2,722	(376)	(13.8)%	2,628
Long-term investments - Rabbi Trust	7,725	9,223	(1,498)	(16.2)%	9,357
Long-term investments - Held-To-Maturity	—	8,677	(8,677)	(100.0)%	—
Deferred income taxes	463	500	(37)	(7.4)%	528
Other assets	919	622	297	47.7%	595
Total assets	$150,598	211,567	(60,969)	(28.8)%	177,563
Current liabilities
Accounts payable - trade	22,540	46,690	(24,150)	(51.7)%	20,099
Accounts payable - capital expenditures	25	33	(8)	(24.2)%	473
Operating lease liability - current	2,785	3,295	(510)	(15.5)%	3,219
Deferred compensation	2,420	—	2,420	100.0%	—
Deferred revenue	1,430	518	912	176.1%	520
Accrued expenses	6,701	8,446	(1,745)	(20.7)%	7,832
Income taxes payable - current	467	240	227	94.6%	413
Total current liabilities	36,368	59,222	(22,854)	(38.6)%	32,556
Operating lease liability - long-term	4,399	7,848	(3,449)	(43.9)%	7,062
Income taxes payable - long-term	2,648	3,099	(451)	(14.6)%	3,097
Deferred income taxes	6,089	5,484	605	11.0%	6,004
Deferred compensation	7,590	9,180	(1,590)	(17.3)%	9,343
Total liabilities	57,094	84,833	(27,739)	(32.7)%	58,062
Shareholders' equity	93,504	126,734	(33,230)	(26.2)%	119,501
Total liabilities and shareholders' equity	$150,598	211,567	(60,969)	(28.8)%	177,563
Shares outstanding	12,312	12,218	94	0.8%	12,229

* Derived from audited financial statements.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP, INC.

SUMMARY OF CASH AND INVESTMENTS

JANUARY 29, 2023, JANUARY 30, 2022, AND MAY 1, 2022

Unaudited

(Amounts in Thousands)

	Amounts

	January 29,	January 30,	May 1,
	2023	2022	2022*
Cash and Investments
Cash and cash equivalents	$16,725	$11,780	$14,550
Short-term investments - Available for Sale	—	438	—
Short-term investments - Held-To-Maturity	—	1,315	—
Long-term investments - Held-To-Maturity	—	8,677	—
Total Cash and Investments	$16,725	$22,210	$14,550

* Derived from audited financial statements.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED JANUARY 29, 2023, AND JANUARY 30, 2022

Unaudited

(Amounts in Thousands)

	NINE MONTHS ENDED
	Amounts
	January 29,	January 30,
	2023	2022
Cash flows from operating activities:
Net (loss) income	$(26,839)	$2,812
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation	5,228	5,203
Non-cash inventory charges (2) (3)	6,301	1,407
Amortization	323	417
Stock-based compensation	887	880
Deferred income taxes	150	199
Realized loss from the sale of short-term investments available for sale	—	28
Gain on sale of equipment	(312)	—
Non-cash restructuring expense	791	—
Foreign currency exchange (gain) loss	(362)	240
Changes in assets and liabilities:
Accounts receivable	954	(1,228)
Inventories	12,477	(18,453)
Other current assets	(39)	(571)
Other assets	(76)	(1,404)
Accounts payable	3,051	3,865
Deferred revenue	910	(22)
Accrued expenses and deferred compensation	885	(5,130)
Income taxes	254	(612)
Net cash provided by (used in) operating activities	4,583	(12,369)
Cash flows from investing activities:
Capital expenditures	(1,602)	(5,288)
Proceeds from the sale of equipment	465	—
Proceeds from the maturity of short-term investments (Held to Maturity)	—	3,953
Purchase of short-term and long-term investments (Held to Maturity)	—	(9,751)
Purchase of short-term investments (Available for Sale)	—	(4,392)
Proceeds from the sale of short-term investments (Available for Sale)	—	9,442
Proceeds from the sale of long-term investments (rabbi trust)	70	33
Purchase of long-term investments (rabbi trust)	(870)	(873)
Net cash used in investing activities	(1,937)	(6,876)
Cash flows from financing activities:
Payments associated with lines of credit	—	(3,000)
Proceeds associated with lines of credit	—	3,000
Dividends paid	—	(4,104)
Common stock repurchased	—	(1,752)
Common stock surrendered for withholding taxes payable	(33)	(50)
Payments of debt issuance costs	(289)	(110)
Net cash used in financing activities	(322)	(6,016)
Effect of exchange rate changes on cash and cash equivalents	(149)	32
Increase (decrease) in cash and cash equivalents	2,175	(25,229)
Cash and cash equivalents at beginning of year	14,550	37,009
Cash and cash equivalents at end of period	$16,725	$11,780
Free Cash Flow (1)	$2,497	$(18,465)

(1) See next page for Reconciliation of Free Cash Flow for the nine-month periods ending January 29, 2023, and January 30, 2022, respectively.

(2) The non-cash inventory charge of $6.3 million for the nine-months ending January 29, 2023, represents a $2.9 million impairment charge associated with our mattress fabrics segment, $3.3 million related to markdowns of inventory estimated based on our policy for aged inventory, and $98,000 for the loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(3) The non-cash inventory charge of $1.4 million for the nine-months ending January 30, 2022, represents markdowns of inventory estimated based on our policy for aged inventory.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

Reconciliation of Free Cash Flow:

	FY 2023	FY 2022
A) Net cash provided by (used in) operating activities	$4,583	$(12,369)
B) Minus: Capital Expenditures	(1,602)	(5,288)
C) Plus: Proceeds from the sale of equipment	465	—
D) Plus: Proceeds from the sale of long-term investments (rabbi trust)	70	33
E) Minus: Purchase of long-term investments (rabbi trust)	(870)	(873)
F) Effects of exchange rate changes on cash and cash equivalents	(149)	32
Free Cash Flow	$2,497	$(18,465)

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE THREE MONTHS ENDED JANUARY 29, 2023, AND JANUARY 30, 2022

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	January 29,	January 30,	% Over	January 29,	January 30,
Net Sales by Segment	2023	2022	(Under)	2023	2022
Mattress Fabrics	$24,697	$38,439	(35.8)%	47.0%	47.9%
Upholstery Fabrics	27,826	41,852	(33.5)%	53.0%	52.1%
Net Sales	$52,523	$80,291	(34.6)%	100.0%	100.0%

Gross (Loss) Profit				Gross Margin
Mattress Fabrics	$(1,237)	$3,164	(139.1)%	(5.0)%	8.2%
Upholstery Fabrics	3,330	5,946	(44.0)%	12.0%	14.2%
Gross Profit	$2,093	$9,110	(77.0)%	4.0%	11.3%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$2,992	$2,800	6.9%	12.1%	7.3%
Upholstery Fabrics	3,750	3,500	7.1%	13.5%	8.4%
Unallocated Corporate expenses	2,423	1,707	41.9%	4.6%	2.1%
Selling, General and Administrative Expenses	$9,165	$8,007	14.5%	17.4%	10.0%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(4,229)	$364	N.M.	(17.1)%	0.9%
Upholstery Fabrics	(420)	2,446	N.M.	(1.5)%	5.8%
Unallocated corporate expenses	(2,423)	(1,707)	41.9%	(4.6)%	(2.1)%
Total Segment (Loss) Income from Operations	(7,072)	1,103	N.M.	(13.5)%	1.4%
Restructuring Expense (1)	(711)	—	100.0%	(1.4)%	—
(Loss) Income from Operations	$(7,783)	$1,103	N.M.	(14.8)%	1.4%

Depreciation Expense by Segment
Mattress Fabrics	$1,536	$1,542	(0.4)%
Upholstery Fabrics	203	190	6.8%
Depreciation Expense	$1,739	$1,732	0.4%

Notes

(1) See page 14 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-months ending January 29, 2023.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE NINE MONTHS ENDED JANUARY 29, 2023, AND JANUARY 30, 2022

Unaudited

(Amounts in Thousands)

	NINE MONTHS ENDED
	Amounts			Percent of Total Sales
	January 29,	January 30,	% Over	January 29,	January 30,
Net Sales by Segment	2023	2022	(Under)	2023	2022
Mattress Fabrics	$80,299	$122,380	(34.4)%	46.3%	51.4%
Upholstery Fabrics	93,209	115,519	(19.3)%	53.7%	48.6%
Net Sales	$173,508	$237,899	(27.1)%	100.0%	100.0%
Gross (Loss) Profit				Gross Profit Margin
Mattress Fabrics	$(7,330)	$16,106	(145.5)%	(9.1)%	13.2%
Upholstery Fabrics	11,436	16,230	(29.5)%	12.3%	14.0%
Total Segment Gross Profit	4,106	32,336	(87.3)%	2.4%	13.6%
Restructuring Related Charge (3)	(98)	—	100.0%	(0.1)%	—
Gross Profit	$4,008	$32,336	(87.6)%	2.3%	13.6%
Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$8,821	$8,991	(1.9)%	11.0%	7.3%
Upholstery Fabrics	11,053	10,491	5.4%	11.9%	9.1%
Unallocated Corporate expenses	7,259	6,793	6.9%	4.2%	2.9%
Selling, General and Administrative Expenses	$27,133	$26,275	3.3%	15.6%	11.0%
(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(16,151)	$7,115	N.M.	(20.1)%	5.8%
Upholstery Fabrics	383	5,739	(93.3)%	0.4%	5.0%
Unallocated corporate expenses	(7,259)	(6,793)	6.9%	(4.2)%	(2.9)%
Total Segment (Loss) Income from Operations	(23,027)	6,061	N.M.	(13.3)%	2.5%
Restructuring Expense (3)	(1,326)	—	100.0%	(0.8)%	—
Restructuring Related Charge (3)	(98)	—	100.0%	(0.1)%	—
(Loss) Income from Operations	$(24,451)	6,061	N.M.	(14.1)%	2.5%
Return on Capital (1)
Mattress Fabrics	(24.8)%	12.1%	(305.0)%
Upholstery Fabrics	1.3%	49.7%	(97.4)%
Unallocated Corporate	N.M.	N.M.	N.M.
Consolidated	(28.1)%	8.0%	(451.3)%
Capital Employed (1) (2)
Mattress Fabrics	$65,882	$86,830	(24.1)%
Upholstery Fabrics	15,450	21,676	(28.7)%
Unallocated Corporate	3,815	3,931	(3.0)%
Consolidated	$85,147	$112,437	(24.3)%
Depreciation Expense by Segment
Mattress Fabrics	$4,624	$4,613	0.2%
Upholstery Fabrics	604	590	2.4%
Depreciation Expense	$5,228	$5,203	0.5%

Notes

(1) See return on capital pages at the back of this presentation.

(2) The capital employed balances are as of January 29, 2023, and January 30, 2022, respectively.

(3) See page 15 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the nine-months ending January 29, 2023.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THREE MONTHS ENDED JANUARY 29, 2023

Unaudited

(Amounts in Thousands)

	As Reported		January 29, 2023
	January 29,		Adjusted
	2023	Adjustments	Results
Net sales	$52,523	—	$52,523
Cost of sales	(50,430)	—	(50,430)
Gross profit	2,093	—	2,093
Selling, general and administrative expenses	(9,165)	—	(9,165)
Restructuring expense (1)	(711)	711	—
Loss from operations	$(7,783)	711	$(7,072)

Notes

(1) Restructuring expense of $711,000 for the three-months ending January 29, 2023, represents lease termination costs of $434,000 and an impairment loss regarding leasehold improvements totaling $277,000 that related to the consolidation of certain leased facilities located in Ouanaminthe, Haiti.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR NINE MONTHS ENDED JANUARY 29, 2023

Unaudited

(Amounts in Thousands)

	As Reported		January 29, 2023
	January 29,		Adjusted
	2023	Adjustments	Results
Net sales	$173,508	—	$173,508
Cost of sales (1)	(169,500)	98	(169,402)
Gross profit	4,008	98	4,106
Selling, general and administrative expenses	(27,133)	—	(27,133)
Restructuring expense (2)	(1,326)	1,326	—
Loss from operations	$(24,451)	1,424	$(23,027)

Notes

(1) Cost of sales for the nine-months ending January 29, 2023, includes restructuring related charges totaling $98,000 which pertained to a loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China that occurred during the second quarter of fiscal 2023.

(2) Restructuring expense of $1.3 million for the nine-months ending January 29, 2023, relates to both our restructuring activities for our cut and sew upholstery fabrics operations located in Shanghai, China, which occurred during the second quarter of fiscal 2023, and located in Ouanaminthe, Haiti, which occurred during the third quarter of fiscal 2023. Restructuring expense consists of lease termination costs of $481,000, employee termination benefits of $468,000, impairment losses totaling $357,000 that relate to leasehold improvements and equipment, and $20,000 for other associated costs.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP, INC.

CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA

FOR THE TWELVE MONTHS ENDED JANUARY 29, 2023, AND JANUARY 30, 2022

Unaudited

(Amounts in Thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	May 1,	July 31,	October 30,	January 29,	January 29,
	2022	2022	2022	2023	2023
Net loss (1)	$(6,023)	$(5,699)	$(12,173)	$(8,968)	$(32,863)
Income tax expense	253	896	1,150	286	2,585
Interest income, net	(26)	(17)	(79)	(196)	(318)
Depreciation expense	1,791	1,770	1,719	1,739	7,019
Restructuring expense	—	—	615	711	1,326
Restructuring related charge	—	—	98	—	98
Amortization expense	142	105	109	109	465
Stock based compensation	253	252	313	322	1,140
Adjusted EBITDA (1)	$(3,610)	$(2,693)	$(8,248)	$(5,997)	$(20,548)

% Net Sales	(6.3)%	(4.3)%	(14.1)%	(11.4)%	(8.9)%

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	May 2,	August 1,	October 31,	January 30,	January 30,
	2021	2021	2021	2022	2022
Net income (loss)	$1,485	$2,250	$851	$(289)	$4,297
Income tax expense	857	905	444	1,284	3,490
Interest income, net	(36)	(74)	(59)	(214)	(383)
Gain on bargain purchase	(819)	—	—	—	(819)
Depreciation expense	1,643	1,726	1,745	1,732	6,846
Amortization expense	116	121	146	150	533
Stock based compensation	485	274	435	171	1,365
Adjusted EBITDA	$3,731	$5,202	$3,562	$2,834	$15,329

% Net Sales	4.7%	6.3%	4.8%	3.5%	4.8%

% Over (Under)	(196.8)%	(151.8)%	(331.6)%	(311.6)%	(234.0)%

(1) Net loss and Adjusted EBITDA for the quarter ended October 30, 2022, and the trailing twelve month periods includes a non-cash charge totaling $5.2 million, which represents a $2.9 million impairment charge associated with our mattress fabrics segment and $2.3 million related to markdowns of inventory estimated based on our policy for aged inventory.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED JANUARY 29, 2023

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	January 29, 2023 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$(19,053)	$76,826	(24.8)%
Upholstery Fabrics	268	20,290	1.3%
Unallocated Corporate	(9,626)	3,955	N.M.
Total	$(28,411)	$101,072	(28.1)%

Average Capital Employed	As of the three Months Ended January 29, 2023				As of the three Months Ended October 30, 2022				As of the three Months Ended July 31, 2022
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$75,393	39,817	35,388	150,598	$78,366	44,934	38,330	161,630	$90,842	51,053	38,595	180,490
Total liabilities	(9,511)	(24,367)	(23,216)	(57,094)	(9,895)	(26,108)	(23,519)	(59,522)	(11,934)	(30,762)	(23,799)	(66,495)
Subtotal	$65,882	$15,450	$12,172	$93,504	$68,471	$18,826	$14,811	$102,108	$78,908	$20,291	$14,796	$113,995
Cash and cash equivalents	—	—	(16,725)	(16,725)	—	—	(19,137)	(19,137)	—	—	(18,874)	(18,874)
Short-term investments - Available-For-Sale	—	—	—	—	—	—	—	—	—	—	—	—
Short-term investments - Held-To-Maturity	—	—	—	—	—	—	—	—	—	—	—	—
Short-term investments - Rabbi Trust	—	—	(2,420)	(2,420)	—	—	(2,237)	(2,237)	—	—	—	—
Current income taxes receivable	—	—	(238)	(238)	—	—	(510)	(510)	—	—	(798)	(798)
Long-term investments - Held-To-Maturity	—	—	—	—	—	—	—	—	—	—	—	—
Long-term investments - Rabbi Trust	—	—	(7,725)	(7,725)	—	—	(7,526)	(7,526)	—	—	(9,567)	(9,567)
Deferred income taxes - non-current	—	—	(463)	(463)	—	—	(493)	(493)	—	—	(546)	(546)
Deferred compensation - current	—	—	2,420	2,420	—	—	2,237	2,237	—	—	—	—
Accrued restructuring	—	—	-	—	—	—	33	33	—	—	—	—
Income taxes payable - current	—	—	467	467	—	—	969	969	—	—	587	587
Income taxes payable - long-term	—	—	2,648	2,648	—	—	2,629	2,629	—	—	3,118	3,118
Deferred income taxes - non-current	—	—	6,089	6,089	—	—	5,700	5,700	—	—	6,007	6,007
Deferred compensation non-current	—	—	7,590	7,590	—	—	7,486	7,486	—	—	9,528	9,528
Total Capital Employed	$65,882	$15,450	$3,815	$85,147	$68,471	$18,826	$3,962	$91,259	$78,908	$20,291	$4,251	$103,450

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED JANUARY 29, 2023

Unaudited

(Amounts in Thousands)

	As of the three Months Ended May 1, 2022				As of the three Months Ended January 30, 2022
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$92,609	51,124	33,830	177,563	$103,370	67,272	40,925	211,567
Total liabilities	(8,569)	(25,915)	(23,578)	(58,062)	(16,540)	(45,596)	(22,697)	(84,833)
Subtotal	$84,040	$25,209	$10,252	$119,501	$86,830	$21,676	$18,228	$126,734
Cash and cash equivalents	—	—	(14,550)	(14,550)	—	—	(11,780)	(11,780)
Short-term investments - Available-For-Sale	—	—	—	—	—	—	(438)	(438)
Short-term investments - Held-To-Maturity	—	—	—	—	—	—	(1,315)	(1,315)
Current income taxes receivable	—	—	(857)	(857)	—	—	(367)	(367)
Long-term investments - Held-To-Maturity	—	—	—	—	—	—	(8,677)	(8,677)
Long-term investments - Rabbi Trust	—	—	(9,357)	(9,357)	—	—	(9,223)	(9,223)
Deferred income taxes - non-current	—	—	(528)	(528)	—	—	(500)	(500)
Income taxes payable - current	—	—	413	413	—	—	240	240
Income taxes payable - long-term	—	—	3,097	3,097	—	—	3,099	3,099
Deferred income taxes - non-current	—	—	6,004	6,004	—	—	5,484	5,484
Deferred compensation	—	—	9,343	9,343	—	—	9,180	9,180
Total Capital Employed	$84,040	$25,209	$3,817	$113,066	$86,830	$21,676	$3,931	$112,437

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$76,826	$20,290	$3,955	$101,072

Notes

(1) See last page of this presentation for calculation.

(2) Return on average capital employed represents the last twelve months operating (loss) income as of January 29, 2023, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments Available-For-Sale, short-term and long-term investments Held-To-Maturity, short-term and long-term investments – Rabbi Trust, accrued restructuring, income taxes receivable and payable, noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending January 29, 2023, October 30, 2022, July 31, 2022, May 1, 2022, and January 30, 2022.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED JANUARY 30, 2022

Unaudited

(Amounts in Thousands)

	Adjusted Operating Income (Loss)
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	January 30, 2022 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$9,388	$77,348	12.1%
Upholstery Fabrics	8,354	16,818	49.7%
Unallocated Corporate	(10,042)	2,069	N.M.
Total	$7,700	$96,235	8.0%

Average Capital Employed	As of the three Months Ended January 30, 2022				As of the three Months Ended October 31, 2021				As of the three Months Ended August 1, 2021
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$103,370	67,272	40,925	211,567	$97,390	55,862	56,073	209,325	$96,846	55,187	60,215	212,248
Total liabilities	(16,540)	(45,596)	(22,697)	(84,833)	(18,818)	(38,560)	(23,493)	(80,871)	(21,298)	(39,983)	(21,418)	(82,699)
Subtotal	$86,830	$21,676	$18,228	$126,734	$78,572	$17,302	$32,580	$128,454	$75,548	$15,204	$38,797	$129,549
Cash and cash equivalents	—	—	(11,780)	(11,780)	—	—	(16,956)	(16,956)	—	—	(26,061)	(26,061)
Short-term investments - Available-For-Sale	—	—	(438)	(438)	—	—	(9,709)	(9,709)	—	—	(9,698)	(9,698)
Short-term investments - Held-To-Maturity	—	—	(1,315)	(1,315)	—	—	(1,564)	(1,564)	—	—	(1,661)	(1,661)
Current income taxes receivable	—	—	(367)	(367)	—	—	(613)	(613)	—	—	(524)	(524)
Long-term investments - Held-To-Maturity	—	—	(8,677)	(8,677)	—	—	(8,353)	(8,353)	—	—	(6,629)	(6,629)
Long-term investments - Rabbi Trust	—	—	(9,223)	(9,223)	—	—	(9,036)	(9,036)	—	—	(8,841)	(8,841)
Deferred income taxes - non-current	—	—	(500)	(500)	—	—	(452)	(452)	—	—	(455)	(455)
Income taxes payable - current	—	—	240	240	—	—	646	646	—	—	253	253
Income taxes payable - long-term	—	—	3,099	3,099	—	—	3,099	3,099	—	—	3,365	3,365
Deferred income taxes - non-current	—	—	5,484	5,484	—	—	4,918	4,918	—	—	4,917	4,917
Deferred compensation	—	—	9,180	9,180	—	—	9,017	9,017	—	—	8,795	8,795
Total Capital Employed	$86,830	$21,676	$3,931	$112,437	$78,572	$17,302	$3,577	$99,451	$75,548	$15,204	$2,258	$93,010

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED JANUARY 30, 2022

Unaudited

(Amounts in Thousands)

	As of the three Months Ended May 2, 2021				As of the three Months Ended January 31, 2021
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$97,861	53,875	62,344	214,080	$91,842	52,803	67,333	211,978
Total liabilities	(22,410)	(38,709)	(23,955)	(85,074)	(21,503)	(38,061)	(24,052)	(83,616)
Subtotal	$75,451	$15,166	$38,389	$129,006	$70,339	$14,742	$43,281	$128,362
Cash and cash equivalents	—	—	(37,009)	(37,009)	—	—	(35,987)	(35,987)
Short-term investments - Available-For-Sale	—	—	(5,542)	(5,542)	—	—	(5,548)	(5,548)
Short-term investments - Held-To-Maturity	—	—	(3,161)	(3,161)	—	—	(9,785)	(9,785)
Long-term investments - Held-To-Maturity	—	—	(1,141)	(1,141)	—	—	(512)	(512)
Long-term investments - Rabbi Trust	—	—	(8,415)	(8,415)	—	—	(8,232)	(8,232)
Deferred income taxes - non-current	—	—	(545)	(545)	—	—	(640)	(640)
Income taxes payable - current	—	—	229	229	—	—	1,129	1,129
Income taxes payable - long-term	—	—	3,326	3,326	—	—	3,325	3,325
Deferred income taxes - non-current	—	—	5,330	5,330	—	—	5,543	5,543
Deferred compensation	—	—	8,365	8,365	—	—	8,179	8,179
Total Capital Employed	$75,451	$15,166	$(174)	$90,443	$70,339	$14,742	$753	$85,834

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$77,348	$16,818	$2,069	$96,235

Notes

(1) See last page of this presentation for calculation.

(2) Return on average capital employed represents the last twelve months operating (loss) income as of January 30, 2022, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments Available-For-Sale, short-term and long-term investments Held-To-Maturity, long-term investments – Rabbi Trust, income taxes receivable and payable, noncurrent deferred income tax assets and liabilities, and deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending January 30, 2022, October 31, 2021, August 1, 2021, May 2, 2021, and January 31, 2021.

(4) Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2023

March 1, 2023

CULP INC.

CONSOLIDATED STATEMENTS OF ADJUSTED OPERATING INCOME (LOSS)

FOR THE TWELVE MONTHS ENDED JANUARY 29, 2023, AND JANUARY 30, 2022

Unaudited

(Amounts in Thousands)

	Quarter Ended
					Trailing 12
					Months
	5/1/2022	7/31/2022	10/30/2022	01/29/2023	01/29/2023
Mattress Fabrics	$(2,901)	$(2,921)	$(9,002)	$(4,229)	$(19,053)
Upholstery Fabrics	(116)	542	262	(420)	268
Unallocated Corporate	(2,366)	(2,359)	(2,478)	(2,423)	(9,626)
Operating loss	$(5,383)	$(4,738)	$(11,218)	$(7,072)	$(28,411)

	Quarter Ended
					Trailing 12
					Months
	5/2/2021	8/1/2021	10/31/2021	01/30/2022	01/30/2022
Mattress Fabrics	$2,274	$3,611	$3,139	$364	$9,388
Upholstery Fabrics	2,613	2,267	1,028	2,446	8,354
Unallocated Corporate	(3,248)	(2,560)	(2,527)	(1,707)	(10,042)
Operating income	$1,639	$3,318	$1,640	$1,103	$7,700
% Over (Under)	(428.4)%	(242.8)%	(784.0)%	(741.2)%	(469.0)%

-END-